SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                            C U R R E N T   R E P O R T

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                                 February 20, 1995
                  Date of Report (Date Of Earliest Event Reported)

                            SHAWMUT NATIONAL CORPORATION
          (Exact Name Of Registrant As Specified In Its Charter)

                                     Delaware
                   (State Or Other Jurisdiction Of Incorporation)

                  1-10102                        06-1212629
          (Commission File Number)      (IRS Employer Identification No.)

                   777 Main Street, Hartford, Connecticut      06115
                  One Federal Street, Boston, Massachusetts    02211
            (Address Of Principal Executive Offices)          (Zip Code)

                                 (203) 986-2000
                                 (617) 292-2000
                (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
           (Former Name Or Former Address, If Changed Since Last Report)


          ITEM 5.  OTHER EVENTS.

                    On February 20, 1995, Shawmut National
          Corporation ("Shawmut") and Fleet Financial Group, Inc. ("Fleet") entered into an Agreement and Plan of Merger (the "Merger Agreement") providing, among other things, for the merger (the "Merger") of Shawmut with and into Fleet, with Fleet surviving the Merger.

                    Pursuant to the Merger Agreement, (I) each share of the common stock, par value $0.01 per share (the "Shawmut Common Stock"), of Shawmut outstanding on the date of the Merger (except for shares of Shawmut Common Stock held by Shawmut as treasury stock or shares held by Fleet or any of its subsidiaries, but including shares of Shawmut Common Stock (i) held directly or indirectly by Fleet or Shawmut or any of their respective subsidiaries in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity that are beneficially owned by third parties and (ii) held by Fleet or Shawmut or any of their respective subsidiaries in respect of a debt previously contracted) will be converted into .8922 shares of the common stock, par value $1.00 per share, of Fleet ("Fleet Common Stock") and (II) each share of the cumulative and adjustable, 9.30% cumulative and 9.35% cumulative preferred stock of Shawmut, respectively, outstanding immediately prior to the Merger, except for shares of the series of cumulative and adjustable preferred stock as to which dissenters' rights have been properly exercised, will be converted into one share of Fleet preferred stock having terms substantially similar to the terms of the Shawmut preferred stock converted in the Merger.

                    The shares of Fleet Common Stock issued in the Merger will include the corresponding number of rights attached to such shares pursuant to Fleet's shareholder rights plan. No fractional shares of Fleet Common Stock will be issued in the Merger, and Shawmut's stockholders who otherwise would be entitled to receive a fractional share of Fleet Common Stock will receive a cash payment in lieu thereof.

                    Consummation of the Merger is subject to certain standard conditions, including, but not limited to, approval of the Merger Agreement by the holders of a majority of the shares of the Shawmut Common Stock and the Fleet Common Stock and the receipt of all required regulatory approvals.

                    Following the Merger, the Board of Directors of Fleet shall consist of 20 persons, including Joel Alvord, the Chairman and Chief Executive Officer of Shawmut (who will serve as Chairman of Fleet), Terrence Murray, the Chairman, Chief Executive Officer and President of Fleet (who will serve as Chief Executive Officer and President of Fleet), 11 additional persons to be selected by Mr. Murray and the current Fleet Board of Directors and 7 additional persons to be selected by Mr. Alvord and the current Shawmut Board of Directors. Following the Merger, the headquarters of Fleet will be moved to Boston, Massachusetts.

                    As a condition to the execution and delivery of the Merger Agreement, Shawmut and Fleet entered into reciprocal stock option agreements, each dated as of February 20, 1995 (collectively, the "Stock Option Agreements"). Pursuant to the Stock Option Agreements, Shawmut granted Fleet an option to purchase up to 24,195,625 shares of Shawmut Common Stock at a price of $24.50 per share and Fleet granted Shawmut an option to purchase up to 28,171,050 shares of Fleet Common Stock at a price of $33.625 per share. Each option is exercisable only upon the occurrence of certain events described therein, none of which has occurred.

                    In connection with entering into the Merger
          Agreement, the Shawmut Board of Directors approved an amendment (the "Amendment") to the Rights Agreement, dated February 28, 1989, between Shawmut and Chemical Bank, as Rights Agent (the "Rights Agreement"), so that neither the actions to be taken by Fleet in order to effectuate the Merger (as contemplated by the Merger Agreement) nor the execution of the Stock Option Agreements will constitute an event which would allow exercise of the rights under the Rights Agreement.

                    The Merger Agreement, the Stock Option
          Agreements and the Amendment are attached hereto as exhibits and incorporated herein by reference in their entirety. The foregoing summaries of the Merger Agreement, the Stock Option Agreements and the Amendment do not purport to be complete and are qualified in their entirety by reference to such exhibits.


          ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

               (c)  Exhibits

                    The following Exhibits are filed with this Current Report on Form 8-K:

          Exhibit
          Number                   Description

            2.1 Agreement and Plan of Merger, dated as of February 20, 1995, between Shawmut
                         National Corporation and Fleet Financial
                         Group, Inc.

           99.1          Stock Option Agreement, dated as of
                         February 20, 1995, between Shawmut
                         National Corporation and Fleet Financial
                         Group, Inc.

           99.2          Stock Option Agreement, dated as of
                         February 20, 1995, between Fleet Financial
                         Group, Inc. and Shawmut National
                         Corporation.

           99.3 Amendment, dated as of February 20, 1995, to the Rights Agreement, dated as of February 28, 1989, by and between Shawmut National Corporation and Chemical Bank, as Rights Agent.



                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

          Dated:  February 28, 1995

                                   SHAWMUT NATIONAL CORPORATION

                                   By:/s/ Joel B. Alvord
                                   Name:  Joel B. Alvord
                                   Title: Chairman and Chief
                                          Executive Officer



                                EXHIBIT INDEX

          Exhibit                                             Page
          Number              Description                    Number

            2.1 Agreement and Plan of Merger, dated as of February 20, 1995, between Shawmut National
                    Corporation and Fleet Financial Group, Inc.

           99.1     Stock Option Agreement, dated as
                    of February 20, 1995, between Shawmut
                    National Corporation and Fleet Financial Group,
                    Inc.

           99.2     Stock Option Agreement, dated as of February
                    20, 1995, between Fleet Financial Group, Inc and Shawmut National Corporation.

           99.3 Amendment, dated as of February 20, 1995, to the Rights Agreement, dated as of February 28, 1989, by and between Shawmut
                    National Corporation and Chemical Bank, as
                    Rights Agent.